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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: February 18, 2003
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Events and Regulation FD Disclosure.

     On February 18, 2003, MetLife, Inc., a Delaware corporation, closed the remarketing of $1,006,250,000 aggregate principal amount of its 8.0% debentures, due May 15, 2005. In connection with the remarketing, MetLife, Inc. entered into a Remarketing Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         1.1 Remarketing Agreement, dated February 12, 2003, among MetLife, Inc., Bank One Trust Company, N.A, Credit Suisse First Boston LLC and Goldman Sachs & Co.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: February 19, 2003








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                                EXHIBIT INDEX


Exhibit
Number          Exhibit
-------         -------

1.1 Remarketing Agreement, dated February 12, 2003, among MetLife, Inc., Bank One Trust Company, N.A, Credit Suisse First Boston LLC and Goldman Sachs & Co.